Exhibit (e)

                          Certification under Rule 466

The depositary, Deutsche Bank Trust Company Americas, represents and certifies the following:

     (1) That it previously had filed registration statements on Form F-6 (Infosys Technologies Limited, Registration No. 333-72199, 333-124650 and 333-125884), which the Commission declared effective, with terms of deposit identical to the terms of deposit of this registration statement.

     (2) That its ability to designate the date and time of effectiveness under Rule 466 has not been suspended.

                                                       DEUTSCHE BANK TRUST
                                                       COMPANY AMERICAS,
                                                       Depositary


                                                       By: /s/ Tom Murphy
                                                           ---------------------
                                                       Name: Tom Murphy
                                                       Title: Vice President


                                                       By: /s/ Clare Benson
                                                           ---------------------
                                                       Name:  Clare Benson
                                                       Title: Vice President